UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 6, 2007
(Date of Earliest Event Reported)

SURGE GLOBAL ENERGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24269	34-1454529
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12220 El Camino Real, Suite 410
San Diego, California, 92130
(Address of principal executive offices, zip code)
(858) 704-5010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 4, 2006, which is incorporated herein by reference, Surge Global Energy, Inc. (“Surge”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) dated as of November 28, 2006 with Gemini Master Fund, Ltd. (“Gemini”) pursuant to which Surge sold 2,000,000 shares of Surge’s common stock at a purchase price of $0.45 per share. Pursuant to the Securities Purchase Agreement, Surge also issued to Gemini a warrant to purchase 2,000,000 shares of Surge’s common stock at an exercise price of $0.60 and a warrant to purchase 2,000,000 shares of Surge’s common stock at an exercise price of $0.50. Concurrently, Surge also entered into a Registration Rights Agreement dated as of November 28, 2006 (the “Registration Rights Agreement”) with Gemini pursuant to which Surge agreed to file a registration statement to cover the resale of the shares of common stock and the shares underlying the warrants within 30 days of the agreement and to cause such registration statement to be declared effective by the SEC within 120 days of the agreement.

As previously disclosed in Surge’s Current Report on Form 8-K filed with the SEC on April 25, 2006, which is incorporated herein by reference, effective as of April 19, 2007, Surge entered into an Exchange, Purchase and Amendment Agreement with Gemini (the “Exchange Agreement”). The Exchange Agreement amended the filing date of the registration statement under the Registration Rights Agreement to be the 30th calendar day after the date of the Exchange Agreement and the effectiveness date to be the 120th calendar day following the date of the Exchange Agreement. The Exchange Agreement also provided a waiver by Gemini of any liquidated damages due under the Registration Rights Agreement prior to the execution of the Exchange Agreement. The Exchange Agreement further provided for the sale and issuance by Surge of a Convertible Note dated April 19, 2007 (the “Note”) in the principal amount of $1,150,000 to Gemini in consideration for (i) the waiver of the liquidated damages, (ii) the surrender to Surge of all the shares issued to Gemini pursuant to the Securities Purchase Agreement, and (iii) $250,000 of additional cash consideration from Gemini. Upon execution of the Exchange Agreement, Surge’s obligations under the Registration Rights Agreement covered the shares underlying the Note and the shares underlying the warrants. The Note has a maturity date of May 1, 2008 and is convertible into shares of Surge’s common stock at a conversion price of $0.37 per share.

On August 6, 2007, Surge received a notice of default and election of Mandatory Redemption pursuant to Section 5 of the Note from Gemini (the “Mandatory Redemption Notice”). Gemini stated that the default resulted from Surge’s failure to (i) register for resale of the shares of common stock issuable upon conversion of the Note and exercise of the warrants (collectively, the “Securities”), and (ii) pay liquidated damages to Gemini for such failure to register the Securities under the Registration Rights Agreement. Pursuant to Section 5(a) of the Note, Gemini has the right, upon written notice to Surge, to have all or any portion of the unpaid principal amount of the Note, plus all accrued and unpaid interest, redeemed by Surge (a “Mandatory Redemption”) at a price equal to one hundred and twenty percent (120%) of (x) the unpaid principal amount of the Note, plus (y) all accrued and unpaid interest (including default interest) under the Note.

Upon receiving the Mandatory Redemption Notice, Surge requested that the date of the Mandatory Redemption be postponed until November 1, 2007. After consideration, Gemini decided to accommodate Surge’s request and on August 8, 2007, Surge and Gemini entered into a Redemption Agreement (“Redemption Agreement”) and an Escrow Agreement (“Escrow Agreement”) with Torrey Pines Bank (the “Bank”) to effect the postponement of the Mandatory Redemption.

Under the Redemption Agreement, Surge and Gemini agreed that the appropriate payment for the Mandatory Redemption is $1,380,000 (the “Mandatory Redemption Price”) and to postpone the redemption of the Note and the required payment of the Mandatory Redemption Price until November 1, 2007 (the “Revised Mandatory Redemption Date”). Pursuant to the Redemption Agreement, Surge agreed that (a) Gemini may revoke the Mandatory Redemption Notice (in which case the Company shall not redeem the Note), (b) the Mandatory Redemption Notice shall remain valid and in full force and effect unless revoked by Gemini, and (c) a default has occurred and is continuing under the Note and, unless the Mandatory Redemption Notice is revoked by Gemini, the Company shall redeem the Note for the Mandatory Redemption Price regardless of whether there is a cure or discontinuance of the default under the Note. Gemini has the right to extend the Revised Mandatory Redemption Date until December 31, 2007. If the Mandatory Redemption Price is not paid in full within two (2) business days of the final Revised Mandatory Redemption Date, any unpaid portion of the Mandatory Redemption Price shall increase at the default interest rates set forth in the Note.

The parties agreed that Surge should deposit the Mandatory Redemption Price with the Bank to be held in escrow pursuant to the terms of the Escrow Agreement. Under the Escrow Agreement, the Bank shall distribute the Mandatory Redemption Price to Gemini if Gemini elects to redeem the Note. If Gemini elects to revoke the Mandatory Redemption Notice, then the Bank shall promptly distribute the Mandatory Redemption Price to Surge.

The descriptions of the Redemption Agreement and the Escrow Agreement herein are only summaries and are qualified in their entirety by the full text of the Redemption Agreement and the Escrow Agreement, which are attached as an Exhibits hereto and incorporated by reference herein.

The descriptions of the Amendment and the Note herein are only summaries and are qualified in their entirety by the full text of such documents, which are incorporated herein by reference to Exhibits 10.1 and 10.2, respectively, to Surge’s Current Report on Form 8-K, filed with the SEC on April 25, 2007.

The descriptions of the Purchase Agreement and the Registration Rights Agreement herein are only summaries and are qualified in their entirety by the full text of such documents, which are incorporated herein by reference to Exhibits 10.1 and 10.2, respectively, to Surge’s Current Report on Form 8-K, filed with the SEC on December 4, 2006.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement..

The information disclosed under Item 1.01 of this Current Report on Form 8-K with respect to the default and election of Mandatory Redemption pursuant to the Note is incorporated into this Item 2.04 in its entirety.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Escrow Agreement dated August 8, 2007 between Surge and Gemini.

10.2	Redemption Agreement dated August 8, 2007 between Surge and Gemini.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE GLOBAL ENERGY, INC., a Delaware corporation
Date: August 10, 2007	By:	/s/ William Greene William Greene, Chief Financial Officer